Dreyfus Floating Rate Income Fund
Dreyfus Floating Rate Income Fund
July 24, 2014 THE DREYFUS/LAUREL FUNDS, INC. - Dreyfus Floating Rate Income Fund Supplement to Prospectus dated September 23, 2013

The following information will supersede and replace the last sentence in the first paragraph in “Fund Summary — Principal Investment Strategy” and the first sentence of the second paragraph in “Fund Details – Goal and Approach” in the prospectus:

The fund currently intends to invest principally in floating rate loans and other floating rate securities of U.S. issuers, but may invest up to 30% of its net assets in securities of foreign issuers, typically those located in foreign countries that are members of the Organisation for Economic Co-operation and Development.